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                                                                    EXHIBIT 99.2

Deal             SURF 04-BC2
Account          Rabo Bank  Warren Tong 212-916-7862   warren.tong@rabobank.com
ML Coverage      Richard Bongo
Completed        5/25/04 12:00 AM
Completed by     Alice
Bond             A, A-, BBB
Comments:        Please solve for the breakeven CDRs and show cum loss using the following assumptions:
                 - triggers fail
                 - 12-month lag
                 - new PPC for FRMs: 4% - 23% CPR months 1 - 12; 23% CPR months thereafter; 75% PPC; 100% PPC; 135% PPC
                 - new PPC for ARMs: 4% - 27% CPR months 1 - 12; 27% CPR months
                   13 - 22; 50% CPR months 23-27; 27% CPR month 28 and thereafter; 75% PPC; 100% PPC; 135% PPC

                 - Forward LIBOR; LIBOR flat months 1-12, spike 400
                 - Loss severity for deals with no MI: 40%; 65%
                 - Loss severity for deals with MI down to 60%: 35%; 55%

                                                               1               2                  3                     4
                                                                                         Static for 12 mths,   Static for 12 mths,
                              RATES                         Forward          Forward      then spike 400bps     then spike 400bps
                              SPEED      %pricing        75% Rabo PPC     75% Rabo PPC      75% Rabo PPC          75% Rabo PPC
                   DEFAULT SEVERITY                           40%             65%                40%                   65%
                DEFAULT P&I ADVANCE                      100% Advance     100% Advance      100% Advance          100% Advance
               DEFAULT RECOVERY LAG       Months              12              12                 12                    12
                           TRIGGERS                          Fail            Fail               Fail                  Fail
                       CLEANUP CALL                      To Maturity     To Maturity         To Maturity           To Maturity
                    DEFAULT BALANCE                    Current Balance  Current Balance    Current Balance       Current Balance
                    CPR = CDR + CRR  Capped at prepay
                          CPR = CRR    PSA standard       CPR = CRR       CPR = CRR          CPR = CRR             CPR = CRR
-----  -------  -------- ----------  ----------------  ---------------  ---------------  -------------------  --------------------
                 INITIAL
                  BOND       SUB-
CLASS  RATINGS    SIZE   ORDINATION
-----  -------  -------- ----------  ----------------  ---------------  ---------------  -------------------  --------------------
A      AAA       82.05     19.20     CDR
                                     WAL
                                     CummLosses

M1     AA        6.70      12.50     CDR                        -                -                 -                     -
                                     WAL
                                     CummLosses

M2     A         5.55      6.95      CDR                    11.87             6.94             11.70                  7.00
                                     WAL                    10.96            12.67             11.11                 12.75
                                     CummLosses             14.56%           15.89%            14.41%                15.99%

M3     A-        1.70      5.25      CDR                    10.17             6.04             10.12                  6.14
                                     WAL                    14.90            16.82             15.01                 16.85
                                     CummLosses             13.06%           14.21%            13.00%                14.40%

B1     BBB       2.75      2.50      CDR                     7.55             4.61              7.71                  4.82
                                     WAL                    14.64            16.02             14.65                 16.00
                                     CummLosses             10.44%           11.35%            10.60%                11.77%

B2     BBB-      1.25      1.25      CDR
                                     WAL
                                     CummLosses

                   -       1.25      CDR                        -                -                 -                     -
                                     WAL
                                     CummLosses

OC                 -         -                                 -                  -                 -                       -

                                                               5                6                   7                     8
                                                                                            Static for 12 mths, Static for 12 mths,
                              RATES                          Forward           Forward       then spike 400bps  then spike 400bps
                              SPEED       %pricing        100% Rabo PPC     100% Rabo PPC      100% Rabo PPC       100% Rabo PPC
                   DEFAULT SEVERITY                           40%               65%                 40%                65%
                DEFAULT P&I ADVANCE                       100% Advance      100% Advance       100% Advance        100% Advance
               DEFAULT RECOVERY LAG        Months               12               12                 12                 12
                           TRIGGERS                            Fail             Fail               Fail               Fail
                       CLEANUP CALL                       To Maturity        To Maturity        To Maturity        To Maturity
                    DEFAULT BALANCE                      Current Balance   Current Balance    Current Balance     Current Balance
                    CPR = CDR + CRR   Capped at prepay
                          CPR = CRR     PSA standard       CPR = CRR          CPR = CRR        CPR = CRR             CPR = CRR
-----  -------  -------- ----------   ----------------   ---------------   ---------------  ------------------- -------------------
                 INITIAL
                  BOND       SUB-
CLASS  RATINGS   SIZE    ORDINATION
-----  -------  -------- ----------   ----------------   ---------------   ---------------  ------------------- -------------------
A      AAA       82.05     19.20      CDR
                                      WAL
                                      CummLosses

M1     AA        6.70      12.50      CDR                          -                -                   -                   -
                                      WAL
                                      CummLosses

M2     A         5.55      6.95       CDR                      12.42             7.27               11.92                7.10
                                      WAL                       8.78             9.90                8.97               10.04
                                      CummLosses               12.31%           13.06%              11.93%              12.79%

M3     A-        1.70      5.25       CDR                      10.38             6.16                9.99                6.03
                                      WAL                      12.00            13.30               12.19               13.43
                                      CummLosses               10.72%           11.35%              10.40%              11.14%

B1     BBB       2.75      2.50       CDR                       7.22             4.39                6.96                4.30
                                      WAL                      11.78            12.65               11.93               12.76
                                      CummLosses                7.99%            8.42%               7.74%               8.27%

B2     BBB-      1.25      1.25       CDR
                                      WAL
                                      CummLosses

                   -       1.25       CDR                          -                -                   -                   -
                                      WAL
                                      CummLosses

OC                 -         -                                      -               -                   -                   -


                                                                 9               10                 11                  12
                                                                                          Static for 12 mths,  Static for 12 mths,
                              RATES                         Forward           Forward     then spike 400bps     then spike 400bps
                              SPEED       %pricing       135% Rabo PPC     135% Rabo PPC    135% Rabo PPC        135% Rabo PPC
                   DEFAULT SEVERITY                           40%               65%               40%                 65%
                DEFAULT P&I ADVANCE                       100% Advance     100% Advance      100% Advance       100% Advance
               DEFAULT RECOVERY LAG        Months             12                12                12                  12
                           TRIGGERS                          Fail              Fail              Fail               Fail
                       CLEANUP CALL                       To Maturity       To Maturity       To Maturity         To Maturity
                    DEFAULT BALANCE                      Current Balance   Current Balance   Current Balance    Current Balance
                    CPR = CDR + CRR   Capped at prepay
                          CPR = CRR     PSA standard        CPR = CRR         CPR = CRR           CPR = CRR        CPR = CRR
-----  -------  -------- ----------   ----------------  ---------------   --------------- -------------------  -------------------
                 INITIAL
                  BOND       SUB-
CLASS  RATINGS   SIZE    ORDINATION
-----  -------  -------- ----------   ----------------  ---------------   --------------- -------------------  -------------------
A      AAA       82.05     19.20      CDR
                                      WAL
                                      CummLosses

M1     AA        6.70      12.50      CDR                        -                 -                 -                   -
                                      WAL
                                      CummLosses

M2     A         5.55      6.95       CDR                    13.38              7.85             12.53                7.43
                                      WAL                     6.66              7.32              6.81                7.44
                                      CummLosses             10.30%            10.63%             9.76%              10.13%

M3     A-        1.70      5.25       CDR                    10.82              6.42             10.08                6.06
                                      WAL                     9.13              9.89              9.32               10.04
                                      CummLosses              8.64%             8.90%             8.13%               8.43%

B1     BBB       2.75      2.50       CDR                     6.89              4.18              6.25                3.83
                                      WAL                     8.93              9.40              9.08                9.51
                                      CummLosses              5.83%             5.99%             5.34%               5.52%

B2     BBB-      1.25      1.25       CDR
                                      WAL
                                      CummLosses

                   -       1.25       CDR                        -                 -                 -                   -
                                      WAL
                                      CummLosses

OC                 -         -                                     -               -                 -                   -